UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 10, 2008

Network Appliance, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-27130	77-0307520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

495 East Java Drive, Sunnyvale, California		94089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 822-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 10, 2008, we changed our name from Network Appliance, Inc. to NetApp, Inc. The name change was effected pursuant to Section 253 of the Delaware General Corporation Law by merging a wholly-owned subsidiary of the registrant into the registrant. The registrant is the surviving corporation and, in connection with the merger, we have amended our Certificate of Incorporation to change our name to NetApp, Inc. pursuant to the Certificate of Ownership and Merger filed with the Secretary of State of the state of Delaware. A copy of the Certificate of Ownership and Merger is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

3.1 Certificate of Ownership and Merger of NetApp NC Corporation into Network Appliance, Inc. dated March 10, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Network Appliance, Inc.

March 14, 2008	By:	/s/ Andrew Kryder

Name: Andrew Kryder
Title: Secretary, General Counsel, Senior Vice President, Legal and Tax

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Ownership and Merger of NetApp NC Corporation into Network Appliance, Inc. dated March 10, 2008.